Exhibit 10.5

TESLA, INC.

2010 EQUITY INCENTIVE PLAN

(as amended and restated effective June 12, 2012)

(as further amended and restated effective April 10, 2014)

(as further amended and restated effective March 3, 2015)

(as further amended and restated effective February 1, 2017)

1.Purposes of the Plan.  The purposes of this Plan are:

•	to attract and retain the best available personnel to ensure the Company’s success and accomplish the Company’s goals,
•	to incentivize Employees, Directors and Consultants with long-term equity- based compensation to align their interests with the Company’s stockholders, and
•	to promote the success of the Company’s business.

The Plan permits the grant of Incentive Stock Options, Nonstatutory Stock Options, Restricted Stock, Restricted Stock Units, Stock Appreciation Rights, Performance Units and Performance Shares.

2.Definitions.  As used herein, the following definitions will apply:

(a) “Administrator”  means  the  Board  or  any  of  its  Committees  as  will  be administering the Plan, in accordance with Section 4 of the Plan.

(b) “Applicable Laws” means the requirements relating to the administration of equity-based awards under U.S. state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws of any foreign country or jurisdiction where Awards are, or will be, granted under the Plan.

(c) “Award”  means,  individually  or  collectively,  a  grant  under  the  Plan  of Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Performance Units or Performance Shares.

(d) “Award Agreement” means the written or electronic agreement setting forth the terms and provisions applicable to each Award granted under the Plan.  The Award Agreement is subject to the terms and conditions of the Plan.

(e) “Board” means the Board of Directors of the Company.

(f) “Change in Control” means the occurrence of any of the following events:

(i) A change in the ownership of the Company which occurs on the date that any one person, or more than one person acting as a group (“Person”), acquires ownership of the stock of the Company that, together with the stock held by such Person, constitutes more than fifty percent (50%) of the total voting power of the stock of the Company; provided, however, that for purposes of this subsection (i), the acquisition of additional stock by any one Person, who is considered to own more than fifty percent (50%) of the total voting power of the stock of the Company will not be considered a Change in Control; or

(ii) A change in the effective control of the Company which occurs on the date that a majority of members of the Board is replaced during any twelve (12) month period by Directors whose appointment or election is not endorsed by a majority of the members of the Board prior to the date of the appointment or election.  For purposes of this clause (ii), if any Person is considered to be in effective control of the Company, the acquisition of additional control of the Company by the same Person will not be considered a Change in Control; or

(iii) A change in the ownership of a substantial portion of the Company’s assets which occurs on the date that any Person acquires (or has acquired during the twelve (12) month period ending on the date of the most recent acquisition by such person or persons) assets from the Company that have a total gross fair market value equal to or more than fifty percent (50%) of the total gross fair market value of all of the assets of the Company immediately prior to such acquisition  or  acquisitions;  provided,  however,  that  for  purposes  of  this  subsection  (iii),  the following will not constitute a change in the ownership of a substantial portion of the Company’s assets: (A) a transfer to an entity that is controlled by the Company’s stockholders immediately after the transfer, or (B) a transfer of assets by the Company to: (1) a stockholder of the Company (immediately before the asset transfer) in exchange for or with respect to the Company’s stock, (2) an entity, fifty percent (50%) or more of the total value or voting power of which is owned, directly or indirectly, by the Company, (3) a Person, that owns, directly or indirectly, fifty percent (50%) or more of the total value or voting power of all the outstanding stock of the Company, or (4) an entity, at least fifty percent (50%) of the total value or voting power of which is owned, directly or indirectly, by a Person described in this subsection (iii)(B)(3).  For purposes of this subsection (iii), gross fair market value means the value of the assets of the Company, or the value of the assets being disposed of, determined without regard to any liabilities associated with such assets.

For purposes of this Section 2(f), persons will be considered to be acting as a group if they are owners of a corporation that enters into a merger, consolidation, purchase or acquisition of stock, or similar business transaction with the Company.

(g) “Code” means the Internal Revenue Code of 1986, as amended.  Reference to a specific section of the Code or regulation thereunder shall include such section or regulation, any valid regulation promulgated under such section, and any comparable provision of any future legislation or regulation amending, supplementing or superseding such section or regulation.

(h) “Committee”  means  a  committee  of  Directors  or  of  other  individuals satisfying Applicable Laws appointed by the Board in accordance with Section 4 hereof.

(i) “Common Stock” means the common stock of the Company.

(j) “Company” means Tesla, Inc., a Delaware corporation, or any successor thereto.

(k) “Consultant”  means  any  person,  including  an  advisor,  engaged  by  the

Company or a Parent or Subsidiary to render services to such entity.

(l) “Director” means a member of the Board.

(m) “Disability”    means    total    and    permanent    disability    as    defined    in Section 22(e)(3) of  the  Code,  provided  that  in  the case of Awards  other than  Incentive Stock Options, the Administrator in its discretion may determine whether a permanent and total disability exists in accordance with uniform and non-discriminatory standards adopted by the Administrator from time to time.

(n) “Employee” means any person, including Officers and Directors, employed by the Company or any Parent or Subsidiary of the Company.   Neither service as a Director nor payment of a director’s fee by the Company will be sufficient to constitute “employment” by the Company.

(o) “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(p) “Exchange Program” means a program under which (i) outstanding Awards are surrendered or cancelled in exchange for Awards of the same type (which may have different terms), Awards of a different type, and/or cash, and/or (ii) Participants would have the opportunity to transfer any outstanding Awards to a financial institution or other person or entity selected by the Administrator.   Subject to the no-Repricing provision in Section 4(b), the Administrator will determine the terms and conditions of any Exchange Program in its sole discretion.

(q) “Fair Market Value” means, as of any date, the value of Common Stock determined as follows:

(i) If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the New York Stock Exchange, the Nasdaq Global Select Market, the Nasdaq Global Market or the Nasdaq Capital Market of The Nasdaq Stock Market, its Fair Market Value will be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system on the day of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

(ii) If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a Share will be the mean between the high bid and low asked prices for the Common Stock on the day of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

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(iii) For purposes of any Awards granted on the Registration Date, the Fair Market Value will be the initial price to the public as set forth in the final prospectus included within the registration statement in Form S-1 filed with the Securities and Exchange Commission for the initial public offering of the Company’s Common Stock; or

(iv) In the absence of an established market for the Common Stock, the

Fair Market Value will be determined in good faith by the Administrator.

(r) “Fiscal Year” means the fiscal year of the Company.

(s) “Incentive Stock Option” means an Option intended to qualify as an incentive stock  option  within  the  meaning  of  Section 422  of  the  Code  and  the  regulations  promulgated thereunder.

(t) “Inside Director” means a Director who is an Employee.

(u) “Nonstatutory Stock Option” means an Option that by its terms does not qualify or is not intended to qualify as an Incentive Stock Option.

(v) “Officer”  means  a  person  who  is  an  officer  of  the  Company  within  the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

(w) “Option” means a stock option granted pursuant to the Plan.

(x) “Outside  Director”  means  a  Director  who  is  not  an  Employee.    For  the avoidance of doubt, an Outside Director may or may not be an “outside director” within the meaning of Section 162(m) of the Code.

(y) “Parent” means a “parent corporation,” whether now or hereafter existing, as defined in Section 424(e) of the Code.

(z) “Participant” means the holder of an outstanding Award.

(aa)“Performance Goals” means one or more objective measurable performance goals established by the Administrator based upon one or more of the following criteria: (i) any measure of financial condition or operating results that can be determined by reference to the Company’s balance sheets, income statements or cash flows prepared in accordance with generally accepted  accounting  principles  or  one  or  more  other  specified  bases;  (ii)  Company  or  stock valuation; (iii) market share; (iv) orders, sales or leases; (v) intellectual property (e.g., patents); (vi) product innovation or development; (vii) product launch or ship schedules; (viii) specified projects or business transactions; (ix) customer satisfaction metrics; (x) quality metrics; (xi) manufacturing or production metrics; or (xii) retail or service locations.  Any criteria used may be measured, as applicable, (a) in absolute terms, (b) in relative terms (including but not limited to, the passage of time and/or against other companies or financial metrics), (c) on a per share and/or share per capita basis,  (d)  against  the  performance  of  the  Company  as  a  whole  or  against  particular  entities, segments, operating units or products of the Company and /or (e) on a pre-tax or after tax basis. Awards that are not intended to qualify as “performance-based compensation” within the meaning of Section 162(m) of the Code may take into account any other factors deemed appropriate by the Administrator.

(bb)“Performance Share” means an Award denominated in Shares which may be earned in whole or in part upon attainment of performance goals or other vesting criteria as the Administrator may determine pursuant to Section 10, subject to Section 4(a)(ii).

(cc)“Performance Unit” means an Award which may be earned in whole or in part upon attainment of performance goals or other vesting criteria as the Administrator may determine and which may be settled for cash, Shares or other securities or a combination of the foregoing pursuant to Section 10, subject to Section 4(a)(ii).

(dd)“Period of Restriction” means the period during which the transfer of Shares of Restricted Stock are subject to restrictions and therefore, the Shares are subject to a substantial risk of forfeiture.  Such restrictions may be based on the passage of time, the achievement of target levels of performance, or the occurrence of other events as determined by the Administrator, subject to Section 4(a)(ii).

(ee)“Plan” means this 2010 Equity Incentive Plan.

(ff)“Registration Date” means the effective date of the first registration statement that is filed by the Company and declared effective pursuant to Section 12(g) of the Exchange Act, with respect to any class of the Company’s securities.

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(gg)“Repricing”  means any of the following actions taken by the Administrator: (i) lowering or reducing the exercise price of an outstanding Option and/or outstanding Stock Appreciation Right, (ii) cancelling, exchanging or surrendering any outstanding Option and/or outstanding Stock Appreciation Right in exchange for cash or another award for the purpose of repricing the award; and (iii) cancelling, exchanging or surrendering any outstanding Option and/or outstanding Stock Appreciation Right in exchange for an Option or Stock Appreciation Right with an exercise price that is less than the exercise price of the original award; provided that a Repricing shall not include any action taken with stockholder approval or any adjustment of an Option or Stock Appreciation Right pursuant to Section 14(a).

(hh)“Restricted Stock” means Shares issued pursuant to a Restricted Stock award under Section 7 of the Plan, or issued pursuant to the early exercise of an Option.

(ii)“Restricted Stock Unit” means a bookkeeping entry representing an amount equal to the Fair Market Value of one Share, granted pursuant to Section 8.  Each Restricted Stock Unit represents an unfunded and unsecured obligation of the Company.

(jj)“Rule 16b-3” means Rule 16b-3 of the Exchange Act or any successor to Rule 16b-3, as in effect when discretion is being exercised with respect to the Plan.

(kk)“Section 16(b)” means Section 16(b) of the Exchange Act.

(ll)“Service Provider” means an Employee, Director or Consultant.

(mm)“Share” means a share of the Common Stock, as adjusted in accordance with Section 14 of the Plan.

(nn)“Stock Appreciation Right” means an Award, granted alone or in connection with an Option, that pursuant to Section 9 is designated as a Stock Appreciation Right.

(oo)“Subsidiary”  means  a  “subsidiary  corporation”,  whether  now  or  hereafter existing, as defined in Section 424(f) of the Code.

3.Stock Subject to the Plan.

(a)Stock Subject to the Plan.  Subject to the provisions of Section 14 of the Plan, the maximum aggregate number of Shares that may be issued under the Plan is 10,666,666 Shares, plus (i) any Shares that, as of the Registration Date, have been reserved but not issued pursuant to any awards granted under the Company’s 2003 Equity Incentive Plan (the “Existing Plan”) and are not subject to any awards granted thereunder, and (ii) any Shares subject to stock options or similar awards granted under the Existing Plan that expire or otherwise terminate without having been exercised in full and Shares issued pursuant to awards granted under the Existing Plan that are forfeited to or repurchased by the Company, with the maximum number of Shares to be added to the Plan pursuant to clauses (i) and (ii) equal to 12,923,841 Shares.  The Shares may be authorized, but unissued, or reacquired Common Stock.

(b)Automatic  Share  Reserve  Increase.    The  number  of  Shares  available  for issuance under the Plan will be increased on the first day of each Fiscal Year beginning with the 2011 Fiscal Year, in an amount equal to the least of (i) 5,333,333 Shares, (ii) four percent (4%) of the outstanding Shares on the last day of the immediately preceding Fiscal Year or (iii) such number of Shares determined by the Board.

(c)Lapsed  Awards.    If  an  Award  expires  or  becomes  unexercisable  without having been exercised in full, is surrendered pursuant to an Exchange Program, or, with respect to Restricted Stock, Restricted Stock Units, Performance Units or Performance Shares, is forfeited to or repurchased by the Company due to failure to vest, the unpurchased Shares (or for Awards other than Options or Stock Appreciation Rights the forfeited or repurchased Shares), which were subject thereto will become available for future grant or sale under the Plan (unless the Plan has terminated). With respect to Stock Appreciation Rights, only Shares actually issued (i.e., the net Shares issued) pursuant to a Stock Appreciation Right will cease to be available under the Plan; all remaining Shares under Stock Appreciation Rights will remain available for future grant or sale under the Plan (unless the Plan has terminated).  Shares that have actually been issued under the Plan under any Award will not be returned to the Plan and will not become available for future distribution under the Plan; provided, however, that if Shares issued pursuant to Awards of Restricted Stock, Restricted Stock Units, Performance Shares or Performance Units are repurchased by the Company or are forfeited to the Company, such Shares will become available for future grant under the Plan.  Shares used to pay the exercise price of an Award or to satisfy the tax withholding obligations related to an Award will become available for future grant or sale under the Plan.  To the extent an Award under the Plan is paid out in cash rather than Shares, such cash payment will not result in reducing the number of Shares available for issuance under the Plan.  Notwithstanding the foregoing and, subject to adjustment as provided in Section 14, the maximum number of Shares that may be issued upon the exercise of Incentive Stock Options will equal the aggregate Share number stated in Section 3(a), plus, to the extent allowable under Section 422 of the Code and the Treasury Regulations promulgated thereunder, any Shares that become available for issuance under the Plan pursuant to Sections 3(b) and 3(c).

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(d)Individual Share Limits.

(i)Limits on Options and Stock Appreciation Rights. No Participant shall receive Options or Stock Appreciation Rights during any Fiscal Year covering, in the aggregate, in excess of 2,000,000 Shares, subject to adjustment pursuant to Section 14.

(ii)Limits on Other Awards. No Participant shall receive Restricted Stock, Restricted Stock Units, Performance Shares or Performance Units during any Fiscal Year covering, in the aggregate, in excess of 2,000,000 Shares, subject to adjustment pursuant to Section 14.

(e)Share Reserve.  The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as will be sufficient to satisfy the requirements of the Plan.

4.Administration of the Plan.

(a)Procedure.

(i)Multiple Administrative Bodies.  Different Committees with respect to different groups of Service Providers may administer the Plan.

(ii)Section 162(m).  To the extent that the Administrator determines it to be desirable to qualify Awards granted hereunder as “performance-based compensation” within the meaning of Section 162(m) of the Code, the Plan will be administered by a Committee of two (2) or more “outside directors” within the meaning of Section 162(m) of the Code, and such Awards shall be granted and administered pursuant to the requirements of Section 162(m) of the Code.  The Committee may, in its discretion, subject such Awards to the achievement of Performance Goals.

(iii)Rule 16b-3.  To the extent desirable to qualify transactions hereunder as exempt under Rule 16b-3, the transactions contemplated hereunder will be structured to satisfy the requirements for exemption under Rule 16b-3.

(iv)Other Administration.  Other than as provided above, the Plan will be administered by (A) the Board or (B) a Committee, which committee will be constituted to satisfy Applicable Laws.

(b)Powers of the Administrator.  Subject to the provisions of the Plan, and in the case of a Committee, subject to the specific duties delegated by the Board to such Committee, the Administrator will have the authority, in its discretion:

(i)to determine the Fair Market Value;

(ii)to  select  the  Service  Providers  to  whom  Awards  may  be  granted hereunder;

(iii)to  determine the number  of Shares  to  be covered  by each  Award granted hereunder;

(iv)to approve forms of Award Agreements for use under the Plan;

(v) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any Award granted hereunder.  Such terms and conditions include, but are not limited to, the exercise price, the time or times when Awards may be exercised (which may be based on performance criteria), any vesting acceleration or waiver of forfeiture restrictions, and any restriction or limitation regarding any Award or the Shares relating thereto, based in each case on such factors as the Administrator will determine, subject to Section 4(a)(ii);

(vi)to determine the terms and conditions of any, and to institute any Exchange Program, subject to the no-Repricing provision below;

(vii)to construe and interpret the terms of the Plan and Awards granted pursuant to the Plan;

(viii)to prescribe, amend and rescind rules and regulations relating to the Plan, including rules and regulations relating to sub-plans established for the purpose of satisfying applicable foreign laws or for qualifying for favorable tax treatment under applicable foreign laws;

(ix)to modify or amend each Award (subject to Section 19 of the Plan), including but not limited to the discretionary authority to extend the post-termination exercisability period of Awards and to extend the maximum term of an Option (subject to Section 6(b) of the Plan regarding Incentive Stock Options), subject to the no-Repricing provision below;

(x)to allow Participants to satisfy withholding tax obligations in such manner as prescribed in Section 15 of the Plan;

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(xi)to authorize any person to execute on behalf of the Company any instrument required to effect the grant of an Award previously granted by the Administrator;

(xii)to allow a Participant to defer the receipt of the payment of cash or the delivery of Shares that would otherwise be due to such Participant under an Award; and

(xiii)to make all other determinations deemed necessary or advisable for administering the Plan.

In no event shall the Administrator effect any Repricing of any Option or Stock Appreciation Right.

(c)Effect of Admini strat or’s Decision. The Administrator’s decisions, determinations and interpretations will be final and binding on all Participants and any other holders of Awards.

5.Eligibility.  Nonstatutory Stock Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Performance Shares and Performance Units may be granted to Service Providers.  Incentive Stock Options may be granted only to Employees.

6.Stock Options.

(a)Limitations.  Each Option will be designated in the Award Agreement as either an Incentive Stock Option or a Nonstatutory Stock Option.  However, notwithstanding such designation, to the extent that the aggregate Fair Market Value of the Shares with respect to which Incentive Stock Options are exercisable for the first time by the Participant during any calendar year (under all plans of the Company and any Parent or Subsidiary) exceeds one hundred thousand dollars ($100,000), such Options will be treated as Nonstatutory Stock Options.  For purposes of this Section 6(a), Incentive Stock Options will be taken into account in the order in which they were granted.  The Fair Market Value of the Shares will be determined as of the time the Option with respect to such Shares is granted.

(b)Term  of  Option.    The term  of  each  Option  will  be  stated  in  the  Award Agreement.  In the case of an Incentive Stock Option, the term will be ten (10) years from the date of grant or such shorter term as may be provided in the Award Agreement.  Moreover, in the case of an Incentive Stock Option granted to a Participant who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Incentive Stock Option will be five (5) years from the date of grant or such shorter term as may be provided in the Award Agreement.

(c)Option Exercise Price and Consideration.

(i)Exercise Price.  The per share exercise price for the Shares to be issued pursuant to exercise of an Option will be determined by the Administrator, subject to the following:

(1)In the case of an Incentive Stock Option

(A)granted to an Employee who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price will be no less than one hundred ten percent (110%) of the Fair Market Value per Share on the date of grant.

(B)granted to any Employee other than an Employee described in paragraph (A) immediately above, the per Share exercise price will be no less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant.

(2)In  the  case  of  a  Nonstatutory Stock  Option,  the  per  Share exercise price will be no less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant.

(3)Notwithstanding the foregoing, Options may be granted with a per Share exercise price of less than one hundred percent (100%) of the Fair Market Value per Share on  the  date  of  grant  pursuant  to  a  transaction  described  in,  and  in  a  manner  consistent  with, Section 424(a) of the Code.

(ii)Waiting Period and Exercise Dates.  At the time an Option is granted, the Administrator will fix the period within which the Option may be exercised and will determine any conditions that must be satisfied before the Option may be exercised, subject to Section 4(a)(ii).

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(iii)Form  of  Consideration.  The  Administrator  will  determine  the acceptable form of consideration for exercising an Option, including the method of payment.  In the case of an Incentive Stock Option, the Administrator will determine the acceptable form of consideration at the time of grant.  Such consideration may consist entirely of: (1) cash; (2) check; (3) promissory note, to the extent permitted by Applicable Laws, (4) other Shares, provided that such Shares have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which such Option will be exercised and provided that accepting such Shares will not result in any adverse accounting consequences to the Company, as the Administrator determines in its sole discretion; (5) consideration received by the Company under a broker-assisted (or other) cashless exercise program (whether through a broker or otherwise) implemented by the Company in connection with the Plan; (6) by net exercise; (7) such other consideration and method of payment for the issuance of Shares to the extent permitted by Applicable Laws; or (8) any combination of the foregoing methods of payment.

(d)Exercise of Option.

(i)Procedure for Exercise; Rights as a Stockholder.  Any Option granted hereunder will be exercisable according to the terms of the Plan and at such times and under such conditions as determined by the Administrator, including any Performance Goals subject to Section 4(a)(ii), and set forth in the Award Agreement.  An Option may not be exercised for a fraction of a Share.

An Option will be deemed exercised when the Company receives: (i) a notice of exercise (in such form as the Administrator may specify from time to time) from the person entitled to exercise the Option, and (ii) full payment for the Shares with respect to which the Option is exercised (together with applicable withholding taxes).   Full payment may consist of any consideration and method of payment authorized by the Administrator and permitted by the Award Agreement and the Plan.  Shares issued upon exercise of an Option will be issued in the name of the Participant or, if requested by the Participant, in the name of the Participant and his or her spouse. Until the Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder will exist with respect to the Shares subject to an Option, notwithstanding the exercise of the Option.  The Company will issue (or cause to be issued) such Shares promptly after the Option is exercised.   No adjustment will be made for a dividend or other right for which the record date is prior to the date the Shares are issued, except as provided in Section 14 of the Plan.

Exercising an Option in any manner will decrease the number of Shares thereafter available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

(ii)Termination of Relationship as a Service Provider.   If a Participant ceases to be a Service Provider, other than upon the Participant’s termination as the result of the Participant’s death or Disability, the Participant may exercise his or her Option within such period of time as is specified in the Award Agreement to the extent that the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Award Agreement).  In the absence of a specified time in the Award Agreement, the Option will remain exercisable for three (3) months following the Participant’s termination.  Unless otherwise provided by the Administrator, if on the date of termination the Participant is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option will revert to the Plan.  If after termination the Participant does not exercise his or her Option within the time specified by the Administrator, the Option will terminate, and the Shares covered by such Option will revert to the Plan.

(iii)Disability  of  Participant.    If  a  Participant  ceases  to  be  a  Service Provider as a result of the Participant’s Disability, the Participant may exercise his or her Option within such period of time as is specified in the Award Agreement to the extent the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Award Agreement).   In the absence of a specified time in the Award Agreement, the Option will remain exercisable for twelve (12) months following the Participant’s termination. Unless otherwise provided by the Administrator, if on the date of termination the Participant is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option will revert to the Plan.  If after termination the Participant does not exercise his or her Option within the time specified herein, the Option will terminate, and the Shares covered by such Option will revert to the Plan.

(iv)Death of Participant.  If a Participant dies while a Service Provider, the Option may be exercised following the Participant’s death within such period of time as is specified in the Award Agreement to the extent that the Option is vested on the date of death (but in no event may the option be exercised later than the expiration of the term of such Option as set forth in the Award Agreement), by the Participant’s designated beneficiary, provided such beneficiary has been designated prior to Participant’s death in a form acceptable to the Administrator.   If no such beneficiary has been designated by the Participant, then such Option may be exercised by the personal representative of the Participant’s estate or by the person(s) to whom the Option is transferred pursuant to the Participant’s will or in accordance with the laws of descent and distribution.  In the absence of a specified time in the Award Agreement, the Option will remain exercisable for twelve (12) months following Participant’s death.  Unless otherwise provided by the Administrator, if at the time of death Participant is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option will immediately revert to the Plan.   If the Option is not so exercised within the time specified herein, the Option will terminate, and the Shares covered by such Option will revert to the Plan.

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7.Restricted Stock.

(a)Grant of Restricted Stock.  Subject to the terms and provisions of the Plan, the Administrator, at any time and from time to time, may grant Shares of Restricted Stock to Service Providers in such amounts as the Administrator, in its sole discretion, will determine.

(b)Restricted  Stock  Agreement.    Each  Award  of  Restricted  Stock  will  be evidenced by an Award Agreement that will specify the Period of Restriction, the number of Shares granted, and such other terms and conditions as the Administrator, in its sole discretion, will determine.  Unless the Administrator determines otherwise, the Company as escrow agent will hold Shares of Restricted Stock until the restrictions on such Shares have lapsed.

(c)Transferability.     Except  as  provided  in  this  Section  7  or  the  Award Agreement, Shares of Restricted Stock may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated until the end of the applicable Period of Restriction.

(d)Other Restrictions.  The Administrator, in its sole discretion, may impose such other restrictions on Shares of Restricted Stock as it may deem advisable or appropriate.

(e)Removal of Restrictions.   Except as otherwise provided in this Section 7, Shares of Restricted Stock covered by each Restricted Stock grant made under the Plan will be released from escrow as soon as practicable after the last day of the Period of Restriction or at such other time as the Administrator may determine.  The Administrator, in its discretion, may accelerate the time at which any restrictions will lapse or be removed.

(f)Voting Rights.   During the Period of Restriction, Service Providers holding Shares of Restricted Stock granted hereunder may exercise full voting rights with respect to those Shares, unless the Administrator determines otherwise.

(g)Dividends and Other Distributions.  During the Period of Restriction, Service Providers holding Shares of Restricted Stock will be entitled to receive all dividends and other distributions paid with respect to such Shares, unless the Administrator provides otherwise.  If any such dividends or distributions are paid in Shares, the Shares will be subject to the same restrictions on transferability and forfeitability as the Shares of Restricted Stock with respect to which they were paid.

(h)Return of Restricted Stock to Company.  On the date set forth in the Award Agreement, the Restricted Stock for which restrictions have not lapsed will revert to the Company and again will become available for grant under the Plan.

8.Restricted Stock Units.

(a)Grant.  Restricted Stock Units may be granted at any time and from time to time as determined by the Administrator.  After the Administrator determines that it will grant Restricted Stock Units under the Plan, it will advise the Participant in an Award Agreement of the terms, conditions, and restrictions related to the grant, including the number of Restricted Stock Units.

(b)Vesting Criteria and Other Terms.  The Administrator will set vesting criteria in its discretion, which, depending on the extent to which the criteria are met, will determine the number of Restricted Stock Units that will be paid out to the Participant.  The Administrator may set vesting criteria based upon the achievement of Company-wide, business unit, or individual goals (including, but not limited to, continued employment), or any other basis determined by the Administrator in its discretion, subject to Section 4(a)(ii).

(c)Earning Restricted Stock Units.  Upon meeting the applicable vesting criteria, the Participant will be entitled to receive a payout as determined by the Administrator. Notwithstanding the foregoing, at any time after the grant of Restricted Stock Units, the Administrator, in its sole discretion, may reduce or waive any vesting criteria that must be met to receive a payout, subject to Section 4(a)(ii).

(d)Form and Timing of Payment.  Payment of earned Restricted Stock Units will be made as soon as practicable after the date(s) determined by the Administrator and set forth in the Award Agreement.  The Administrator, in its sole discretion, may only settle earned Restricted Stock Units in cash, Shares, or a combination of both.

(e)Cancellation.   On the date set forth in the Award Agreement, all unearned Restricted Stock Units will be forfeited to the Company.

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9.Stock Appreciation Rights.

(a)Grant of Stock Appreciation Rights.  Subject to the terms and conditions of the Plan, a Stock Appreciation Right may be granted to Service Providers at any time and from time to time as will be determined by the Administrator, in its sole discretion.

(b)Number  of  Shares.    The  Administrator  will  have  complete  discretion  to determine the number of Stock Appreciation Rights granted to any Service Provider.

(c)Exercise Price and Other Terms.  The per share exercise price for the Shares to be issued pursuant to exercise of a Stock Appreciation Right will be determined by the Administrator and will be no less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant.  Otherwise, the Administrator, subject to the provisions of the Plan, will have  complete  discretion  to  determine  the  terms  and  conditions  of  Stock  Appreciation  Rights granted under the Plan.

(d)Stock Appreciation Right Agreement.  Each Stock Appreciation Right grant will be evidenced by an Award Agreement that will specify the exercise price, the term of the Stock Appreciation Right, the conditions of exercise (including any Performance Goals), and such other terms and conditions as the Administrator, in its sole discretion, will determine, subject to Section 4(a)(ii).

(e)Expiration of Stock Appreciation Rights.  A Stock Appreciation Right granted under the Plan will expire upon the date determined by the Administrator, in its sole discretion, and set forth in the Award Agreement.  Notwithstanding the foregoing, the rules of Section 6(b) relating to the maximum term and Section 6(d) relating to exercise also will apply to Stock Appreciation Rights.

(f)Payment of Stock Appreciation Right Amount.  Upon exercise of a Stock Appreciation Right, a Participant will be entitled to receive payment from the Company in an amount determined by multiplying:

(i)The difference between the Fair Market Value of a Share on the date of exercise over the exercise price; times

(ii)The number of Shares with respect to which the Stock Appreciation Right is exercised.

At the discretion of the Administrator, the payment upon Stock Appreciation Right exercise may be in cash, in Shares of equivalent value, or in some combination thereof.

10.Performance Units and Performance Shares.

(a)Grant  of  Performance  Units/Shares.    Performance  Units  and  Performance Shares may be granted to Service Providers at any time and from time to time, as will be determined by the Administrator, in its sole discretion.  The Administrator will have complete discretion in determining the number of Performance Units and Performance Shares granted to each Participant.

(b)Value of Performance Units/Shares.   Each Performance Unit will have an initial  value  that  is  established  by  the  Administrator  on  or  before  the  date  of  grant.    Each Performance Share will have an initial value equal to the Fair Market Value of a Share on the date of grant.

(c)Performance Objectives and Other Terms.   The Administrator will set performance objectives or other vesting provisions (including, without limitation, continued status as a Service Provider) in its discretion which, depending on the extent to which they are met, will determine the number or value of Performance Units/Shares that will be paid out to the Service Providers, subject to Section 4(a)(ii).  The time period during which the performance objectives or other vesting provisions must be met will be called the “Performance Period.”  Each Award of Performance Units/Shares will be evidenced by an Award Agreement that will specify the Performance Period, and such other terms and conditions as the Administrator, in its sole discretion, will determine, subject to Section 4(a)(ii).  The Administrator may set performance objectives based upon the achievement of Company-wide, divisional, or individual goals, applicable federal or state securities laws, or any other basis determined by the Administrator in its discretion, subject to Section 4(a)(ii).

(d)Earning  of  Performance  Units/Shares.    After  the  applicable  Performance Period has ended, the holder of Performance Units/Shares will be entitled to receive a payout of the number of Performance Units/Shares earned by the Participant over the Performance Period, to be determined as a function of the extent to which the corresponding performance objectives or other vesting provisions have been achieved.   After the grant of a Performance Unit/Share, the Administrator, in its sole discretion, may reduce or waive any performance objectives or other vesting provisions for such Performance Unit/Share, subject to Section 4(a)(ii).

(e)Form and Timing of Payment of Performance Units/Shares.  Payment of earned Performance Units/Shares will be made as soon as practicable after the expiration of the applicable Performance Period.  The Administrator, in its sole discretion, may pay earned Performance Units/Shares in the form of cash, in Shares (which have an aggregate Fair Market Value equal to the value of the earned Performance Units/Shares at the close of the applicable Performance Period) or in a combination thereof.

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(f)Cancellation of Performance Units/Shares.   On the date set forth in the Award Agreement, all unearned or unvested Performance Units/Shares will be forfeited to the Company, and again will be available for grant under the Plan.

11.Formula Awards to Outside Directors.

(a)General.  Outside Directors will be entitled to receive all types of Awards (except Incentive Stock Options) under this Plan, including discretionary Awards not covered under this Section 11.  All grants of Awards to Outside Directors pursuant to this Section will be automatic and nondiscretionary, except as otherwise provided herein, and will be made in accordance with the following provisions:

(b)Type of Option.   If Options are granted pursuant to this Section they will be Nonstatutory Stock Options and, except as otherwise provided herein, will be subject to the other terms and conditions of the Plan.

(c)Initial Award. Each person who first becomes an Outside Director following the Registration  Date  will  be  automatically  granted  an  Option  to  purchase  33,333  Shares  (the  “Initial Award”) on or about the date on which such person first becomes an Outside Director, whether through election by the stockholders of the Company or appointment by the Board to fill a vacancy; provided, however, that an Inside Director who ceases to be an Inside Director, but who remains a Director, will not receive an Initial Award.

(d)Triennial Award. Every three (3) years, each Outside Director will be automatically granted an Option to purchase 50,000 Shares (a “Triennial Award”).  The initial Triennial Award for each Outside Director will be granted on the earlier of: (1) the seventh (7th) business day after the date of the 2015 annual meeting of the stockholders of the Company or (2) for Outside Directors appointed or elected after June 12, 2012, the seventh (7th) business day after the date of the meeting of the stockholders of the Company immediately following the date such Outside Director is initially appointed or elected to the Board. Subsequent Triennial Awards will be granted on the seventh (7th) business day following the third annual meeting of stockholders following the grant date of such Outside Director’s previous Triennial Award.

(e)Lead Independent Director Award.  Every three (3) years, the lead independent director of the Board will be automatically granted an Option (a “Lead Independent Director Award”) to purchase 24,000 Shares.  The initial Lead Independent Director Award will be granted on the later of either: (1) June 12, 2012 or (2) the seventh (7th) business day following such Director’s appointment as the lead independent director.  Subsequent Lead Independent Director Awards will be granted on the three-year anniversary date of such Director’s previous Lead Independent Director Award.

(f)Committee Service Awards.

(i)Every three (3) years, each Outside Director who serves as a committee member will be automatically granted an Option (a “Committee Member Award”) to purchase the number of Shares indicated directly below.  The initial Committee Member Award for each Outside Director who serves as a committee member will be granted on the later of either: (1) June 12, 2012 or (2) the seventh (7th) business day following such Outside Director’s appointment as a committee member.  Subsequent Committee Member Awards for each Outside Director who serves as a committee member will be granted on the three-year anniversary date of such Outside Director’s previous Committee Member Award.

(A)Audit Committee Member:  12,000 Shares

(B)Compensation Committee Member:  9,000 Shares

(C)Nominating and Corporate Governance Committee Member: 6,000 Shares

(ii)In addition to any Committee Member Awards, every three (3) years, each Outside Director who serves as a committee chair will be automatically granted an option (a “Committee Chair Award”) to purchase the number of Shares indicated directly below.  The initial Committee Chair Award for each Outside Director who serves as a committee chair will be granted on the later of either: (1) the June 12, 2012 or (2) the seventh (7th) business day following such Outside Director’s appointment as a committee chair.  Subsequent Committee Chair Awards for each Outside Director who serves as a committee chair will be granted on the third anniversary date of such Outside Director’s previous Committee Chair Award.

(A)Audit Committee Chair: 12,000 Shares

(B)Compensation Committee Chair:  6,000 Shares

(C)Nominating  and  Corporate  Governance  Committee  Chair: 3,000 Shares

(g)Terms.  The terms of each Award granted pursuant to this Section will be as follows:

(i)The term of the Option will be seven (7) years or such earlier expiration specified in the applicable Award Agreement.

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(ii)The exercise price for Shares subject to Awards will be one hundred percent (100%) of the Fair Market Value on the grant date.  If the grant date indicated in this Section 11 falls on a non-business day, the grant shall be effective as of the next business day following such date.

(iii)Subject to Section 14, the Initial Award will vest and become exercisable as to twenty-five (25%) of the Shares subject to the Initial Award vesting on the one year anniversary of the vesting commencement date, and 1/48 of the Shares subject to the Initial Award vesting on the same day of the month as of the vesting commencement date (or the last day of the month if no such date exists for the month) thereafter; provided that the Participant continues to serve as a Director through such dates.

(iv)Subject to Section 14, the Options granted under a Triennial Award, a Lead Independent Director Award, a Committee Member Award, or a Committee Chair Award will vest and become exercisable over a three (3) year period with 1/36th of the Shares subject to such award vesting on each monthly anniversary of the vesting commencement date (which shall be the date of grant of each such award), so that all Shares subject to such award shall be fully vested as of the  third  (3rd)  anniversary  of  the  vesting  commencement  date;  provided,  however,  that  the Participant continue to serve in the capacity for which such awards were granted (i.e., Director, lead outside director, committee member or committee chair).   Notwithstanding the immediately preceding  sentence,  in  the  event  an  Outside  Director  ceases  to  be  a  Director  as  of  the  day immediately preceding the date of an annual meeting of the stockholders of the Company, and the date of such meeting of stockholders is prior to the anniversary date of the vesting commencement date for the same calendar year, all Shares that would have vested as of such anniversary date shall become  vested  and  exercisable  as  of  the  day  immediately  preceding  such  annual  meeting  of stockholders.

(v)Awards may be freely transferable to the Outside Directors’ venture capital funds or employers (or an affiliate, within the meaning of Section 424(e) or (f) of the Code, of an Outside Director’s employer).

(e)Adjustments.  The Administrator in its discretion may change and otherwise revise the terms of Awards granted under this Section 11, including, without limitation, the number of Shares and exercise prices thereof, for Awards granted on or after the date the Administrator determines to make any such change or revision.

12.Leaves of Absence/Transfer Between Locations.  Unless the Administrator provides otherwise, vesting of Awards granted hereunder will be suspended during any unpaid leave of absence.   A Participant will not cease to be an Employee in the case of (i) any leave of absence approved  by the  Company  or  (ii) transfers  between  locations  of  the  Company or  between  the Company, its Parent, or any Subsidiary.   For purposes of Incentive Stock Options, no such leave may exceed three (3) months, unless reemployment upon expiration of such leave is guaranteed by statute  or  contract.    If  reemployment  upon  expiration  of  a  leave  of  absence  approved  by  the Company is not so guaranteed, then six (6) months following the first (1st) day of such leave any Incentive Stock Option held by the Participant will cease to be treated as an Incentive Stock Option and will be treated for tax purposes as a Nonstatutory Stock Option.

13.Transferability of Awards.   Unless determined otherwise by the Administrator, an Award may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Participant, only by the Participant.  If the Administrator makes an Award transferable, such Award will contain such additional terms and conditions as the Administrator deems appropriate.

14.Adjustments; Dissolution or Liquidation; Merger or Change in Control.

(a)Adjustments.

(i)In the event that any dividend or other distribution (whether in the form of cash, Shares, other securities, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of Shares or other securities of the Company, or other change in the corporate structure of the Company affecting the Shares occurs, the Administrator, in order to prevent diminution or enlargement of the benefits or potential benefits intended to be made available under the Plan, will adjust the number and class of Shares that may be delivered under the Plan and/or the number, class, and price of Shares covered by each outstanding Award, the numerical Share limits in Section 3 of the Plan, and the number of Shares issuable pursuant to Awards to be granted under Section 11 of the Plan.

(ii)Upon (or, as may be necessary to effect the adjustment, immediately prior to) any event or transaction described in the preceding paragraph or a sale of all or substantially all of the business or assets of the Company as an entirety, the Company may equitably and proportionately adjust the Performance Goals applicable to any then-outstanding performance-based Awards to the extent necessary to prevent diminution or enlargement of the benefits or potential benefits intended to be made available under the Plan with respect to such Awards.

(iii)It is intended that, if possible, any adjustments contemplated by the preceding two paragraphs be made in a manner that satisfies applicable legal, tax (including, without limitation and as applicable in the circumstances, Sections 424, 409A and 162(m) of the Code) and accounting (so as to not trigger any charge to earnings with respect to such adjustment) requirements.

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(b)Dissolution  or  Liquidation.    In  the  event  of  the  proposed  dissolution  or liquidation of the Company, the Administrator will notify each Participant as soon as practicable prior to the effective date of such proposed transaction.  To the extent it has not been previously exercised, an Award will terminate immediately prior to the consummation of such proposed action.

(c)Change in Control.  In the event of a merger or Change in Control, each outstanding Award will be treated as the Administrator determines, including, without limitation, that each Award be assumed or an equivalent option or right substituted by the successor corporation or a Parent or Subsidiary of the successor corporation.  The Administrator will not be required to treat all Awards similarly in the transaction.

In the event that the successor corporation does not assume or substitute for the Award, the Participant will fully vest in and have the right to exercise all of his or her outstanding Options and Stock Appreciation Rights, including Shares as to which such Awards would not otherwise be vested or exercisable, all restrictions on Restricted Stock and Restricted Stock Units will lapse, and, with respect to Awards with performance-based vesting, all performance goals or other vesting criteria will be deemed achieved at one hundred percent (100%) of target levels and all other terms and conditions met.   In addition, if an Option or Stock Appreciation Right is not assumed or substituted in the event of a Change in Control, the Administrator will notify the Participant  in  writing  or  electronically  that  the  Option  or  Stock  Appreciation  Right  will  be exercisable for a period of time determined by the Administrator in its sole discretion, and the Option or Stock Appreciation Right will terminate upon the expiration of such period.

For the purposes of this subsection (c), an Award will be considered assumed if, following the Change in Control, the Award confers the right to purchase or receive, for each Share subject to the Award immediately prior to the Change in Control, the consideration (whether stock, cash, or other securities or property) received in the Change in Control by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the Change in Control is not solely common stock of the successor corporation or its Parent, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of an Option or Stock Appreciation Right or upon the payout of a Restricted Stock Unit, Performance Unit or Performance Share, for each Share subject to such Award, to be solely common stock of the successor corporation or its Parent equal in fair market value to the per share consideration received by holders of Common Stock in the Change in Control.

Notwithstanding anything in this Section 14(c) to the contrary, an Award that vests, is earned or paid-out upon the satisfaction of one or more performance goals will not be considered assumed if the Company or its successor modifies any of such performance goals without the Participant’s consent; provided, however, a modification to such performance goals only to reflect the successor corporation’s post-Change in Control corporate structure will not be deemed to invalidate an otherwise valid Award assumption.

(d)Outside Director Awards.   With respect to Awards granted to an Outside Director that are assumed or substituted for, if on the date of or following such assumption or substitution the Participant’s status as a Director or a director of the successor corporation, as applicable, is terminated other than upon a voluntary resignation by the Participant (unless such resignation is at the request of the acquirer), then the Participant will fully vest in and have the right to exercise Options and/or Stock Appreciation Rights as to all of the Shares underlying such Award, including those Shares which would not otherwise be vested or exercisable, all restrictions on Restricted Stock and Restricted Stock Units will lapse, and, with respect to Performance Units and Performance Shares, all performance goals or other vesting criteria will be deemed achieved at one hundred percent (100%) of target levels and all other terms and conditions met.

15.Tax.

(a)Withholding  Requirements.    Prior  to  the  delivery  of  any  Shares  or  cash pursuant to an Award (or exercise thereof), the Company will have the power and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy federal, state, local, foreign or other taxes (including the Participant’s FICA obligation) required to be withheld with respect to such Award (or exercise thereof).

(b)Withholding Arrangements.   The Administrator, in its sole discretion and pursuant to such procedures as it may specify from time to time, may permit a Participant to satisfy such  tax  withholding  obligation,  in  whole  or  in  part  by  (without  limitation)  (a)  paying  cash, (b) electing to have the Company withhold otherwise deliverable cash or Shares having a Fair Market Value equal to the minimum statutory amount required to be withheld, or (c) delivering to the Company already-owned Shares having a Fair Market Value equal to the minimum statutory amount required to be withheld.  The Fair Market Value of the Shares to be withheld or delivered will be determined as of the date that the taxes are required to be withheld.

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(c)Compliance With Code Section 409A.  Awards will be designed and operated in such a manner that they are either exempt from the application of, or comply with, the requirements of Code Section 409A such that the grant, payment, settlement or deferral will not be subject to the additional tax or interest applicable under Code Section 409A, except as otherwise determined in the sole discretion of the Administrator.  The Plan and each Award Agreement under the Plan is intended to meet the requirements of Code Section 409A and will be construed and interpreted in accordance with such intent, except as otherwise determined in the sole discretion of the Administrator.  To the extent that an Award or payment, or the settlement or deferral thereof, is subject to Code Section 409A the Award will be granted, paid, settled or deferred in a manner that will meet the requirements of Code Section 409A, such that the  grant, payment, settlement  or deferral will not be subject to the additional tax or interest applicable under Code Section 409A.

16.No Effect on Employment or Service.  Neither the Plan nor any Award will confer upon a Participant any right with respect to continuing the Participant’s relationship as a Service Provider with the Company, nor will they interfere in any way with the Participant’s right or the Company’s right to terminate such relationship at any time, with or without cause, to the extent permitted by Applicable Laws.

17.Date of Grant.  The date of grant of an Award will be, for all purposes, the date on which the Administrator makes the determination granting such Award, or such other later date as is determined by the Administrator.  Notice of the determination will be provided to each Participant within a reasonable time after the date of such grant.

18.Term of Plan.  Subject to Section 22 of the Plan, the Plan will become effective upon its adoption by the Board.   It will continue in effect for a term of ten (10) years from the date adopted by the Board, unless terminated earlier under Section 19 of the Plan.

19.Amendment and Termination of the Plan.

(a)Amendment and Termination.   The Board may at any time amend, alter, suspend or terminate the Plan.

(b)Stockholder Approval.  The Company will obtain stockholder approval of any Plan amendment to the extent necessary and desirable to comply with Applicable Laws.

(c)Effect of Amendment or Termination.  No amendment, alteration, suspension or termination of the Plan will impair the rights of any Participant, unless mutually agreed otherwise between the Participant and the Administrator, which agreement must be in writing and signed by the Participant and the Company.  Termination of the Plan will not affect the Administrator’s ability to exercise the powers granted to it hereunder with respect to Awards granted under the Plan prior to the date of such termination.

20.Conditions Upon Issuance of Shares.

(a)Legal Compliance.  Shares will not be issued pursuant to the exercise of an Award unless the exercise of such Award and the issuance and delivery of such Shares will comply with Applicable Laws and will be further subject to the approval of counsel for the Company with respect to such compliance.

(b)Investment Representations.  As a condition to the exercise of an Award, the Company may require the person exercising such Award to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required.

21.Inability to Obtain Authority.  The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder, will relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority will not have been obtained.

22.Stockholder Approval.  The Plan will be subject to approval by the stockholders of the Company within twelve (12) months after the date the Plan is adopted by the Board.  Such stockholder approval will be obtained in the manner and to the degree required under Applicable Laws.

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